                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 17, 2000

                               IXYS CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

              000-26124                            77-0140882-5
        (Commission File No.)           (IRS Employer Identification No.)



                              3540 Bassett Street
                             Santa Clara, CA 95054
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (408) 982-0700

                                NOT APPLICABLE
        (Former name or former address, if changed since last report.)


                               ________________

Item 5.  Other Events

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Registrant and risks arising when investing in Registrant, investors are directed to Registrant's most recent Report on Form 10-K, as amended, as filed with the Securities and Exchange Commission.

     On October 17, 2000, Registrant announced financial results for the three and six month periods ended September 30, 2000. A copy of the press release of Registrant is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

(c)  Exhibits

     Exhibit
     Number    Description
     ------    -----------

     99.1      Press Release, dated October 17, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IXYS CORPORATION


Dated:  October 17, 2000          By: /s/ Arnold Agbayani
                                     ________________________________________
                                      Arnold Agbayani
                                      Vice President, Chief Financial Officer
                                      and Director (Principal Financial Officer)

                                 EXHIBIT INDEX



99.1  Press release dated October 17, 2000.